Intangible assets	6 Months Ended
Jun. 30, 2021
Intangible assets other than goodwill [abstract]
Intangible assets	Intangible assets

(in thousands of euro)	Purchased licenses	Other intangible assets	In progress	Total

January 1, 2020	56,851	116	40,000	96,967
Acquisitions	—	195	—	195
Additional considerations	2,685	—	1,000	3,685 (1)
Disposals	—	—	—	—
Amortizations	(5,545) (2)	(86)	—	(5,632)
Transfers	—	—	—	—

June 30, 2020	53,991	225	41,000	95,215

January 1, 2021	5,103 (3)	185	41,000	46,289
Acquisitions	—	13	—	13
Additional considerations	—	—	—	—
Disposals	—	—	—	—
Amortizations	(1,039) (4)	(70)	—	(1,109)
Transfers	—	—	—	—

June 30, 2021	4,064	128	41,000	45,193

(1) This amount includes (i) an addition consideration of €2,685 thousand paid to Orega Biotech in April 2020 (€2,500 thousand) and June 2020 (€185 thousand) in relation to the IPH5201 rights following the first patient dosed in Phase 1 clinical trial in Mars 2020 and; (ii) an amount of €1,000 thousand to be paid to Novo Nordisk A/S following the launch of the first avdoralimab Phase 1 clinical trial.
(2) This amount includes the amortization of rights related to the monalizumab (€1,686 thousand), IPH5201(€1,818 thousands) and Lumoxiti (€2,041 thousand) intangible assets.
(3) The decrease of €48,888 thousand in the net book value of the Licenses acquired between June 30, 2020 and December 31, 2020 is mainly explained by the full impairment of the rights relating to Lumoxiti intangible asset, following the decision to return the commercial rights in the United States and Europe. The rights relating to the intangible asset have been fully impaired for the carrying amount of the intangible to the date of the decision, amounting to €43,529 thousand.

(4) This amount correspond to the amortization of rights related to the monalizumab intangible asset (1,039 thousand).

Monalizumab rights under the 2014 monalizumab (NKG2A) Novo Nordisk agreement
Since their acquisition, monalizumab rights are amortized on a straight-line basis over the anticipated residual duration of the Phase II trials. The Company estimated that it would be fully amortized by early 2023, which is the same estimation as of December 31, 2020.
The net book values of the monalizumab rights were €4,057 thousand and €5,096 thousand as of June 30, 2021 and December 31, 2020, respectively.
IPH5201 (Anti-CD39) rights acquired from Orega Biotech
This asset was amortized on a straight-line basis since November 1, 2018 (corresponding to the effective beginning date of the collaboration) until the date the Company expected to fulfill its commitment (end of fiscal year 2020).As of December 31, 2020, these collaboration commitments have all been fulfilled. Thus, the rights relating to IPH5201 have been fully amortized since December 31, 2020.
Lumoxiti rights acquired from AstraZeneca under the 2018 AstraZeneca multi-term agreement
The license was initially amortized on a straight-line basis until July 31, 2031, which corresponded to the expiration of the current composition of matter patent, not including any additional patent extensions or patents.
End of November 2020, the Company decided to return the marketing rights of Lumoxiti in the United States and in Europe. Following this decision, the Company applied IAS 36 "Impairment of assets" and assessed that there was an indication of impairment sufficiently significant to result in the full impairment of the intangible asset. This depreciation was recognized with regard to the estimate of the recoverable value of Lumoxiti's intangible assets, based on expected future cash flows, determined using the marketing plan and budget approved by management, and future expenses to be exposed in particular as part of the transition plan, which was under negotiation.
Thus, on the date of the decision to return the rights, the Lumoxiti rights were fully written down to their net book value as of October 31, 2020, i.e. €43,529 thousand
The terms of the transition and termination agreement signed on July 2, 2021 (effective as of June 30, 2021) with AstraZeneca confirm the full depreciation of the intangible asset relating to Lumoxiti rights, in particular with regard to cash flows to be exposed (payments) by the company in the short term as part of this agreement (see note 1.2 and 18).

Avdoralimab (IPH5401) (anti-C5aR) rights acquired from Novo Nordisk A/S
At the agreement inception, an upfront payment of €40 million for acquired rights were recorded as intangible asset. As part of this agreement, an additional amount of €1.0 million was paid in October 2020 to Novo Nordisk A / S following the launch of the first avdoralimab Phase II trial. As avdoralimab is still in clinical trial, the acquired rights are classified as intangible asset in progress. They were subject to annual impairment test. No impairment were recorded since inception. These acquired rights will be amortized when the Company obtains economic benefits.

The Company has identified a potential impairment of the avdoralimab rights in the first half of 2021. The Company has therefore performed an impairment test as of June 30, 2021.

The Company applied IAS 36 "Impairment of assets" and assessed whether there was any indication of impairment that could lead to the impairment of a recognized intangible asset. The Company estimated the recoverable amount of the unamortized intangible asset avdoralimab using a discounted cash flow model which confirmed that this asset was not impaired. The following main assumptions were used to determine the recoverable amount, based on the cash flows determined using the marketing plan and budget approved by management :

•Cash flows are set on the basis of the development and commercialization plans and budgets approved by Management;

•A discount rate of 12%;

•A risk of development is taken into consideration by applying probabilities of success of reaching future phases of development to cash flows related to each development phases Those average probabilities of success of R&D projects are based on an article published in Nature Review Drug Discovery;

•For the commercialization phase, selling price and sales volume are estimated on the basis of the potential market and the observed performances of comparable drugs currently on the market. Decrease in sales volume applied to the forecasted revenue once the related rights fall off-patent.

In case of failure of the clinical trials in progress, the Company may have to depreciate the intangible asset corresponding to the avdoralimab rights.
The Company did not identify any reasonable potential variance in the key assumptions that may generate an impairment as of June 30, 2021.
Sensitivity testing regarding these following assumptions and other assumptions such as: discount rate (+1%), selling price (-25%) and growth rate at termination (-1%) were performed. These tests did not reveal any impairment.

Avdoralimab does not generate economic benefits yet for the Company. In accordance with IAS 38, it will be amortized when it generates economic benefits, which can result from:

•The drug candidate commercialization if Innate Pharma carries out the entire development by its own ; or,

•An out-licensed agreement.

If the Company commercialize the drug product on its own, it will have to determine the amortization period of the related capitalized rights. It will have to estimate their useful life, considering the date when they fall off patent. Those capitalized rights will be amortized on a straight line basis during the estimated useful life.

If the Company entered in an out-licensed agreement, the Company will have to perform an analysis to determine if the control of the rights are transferred to a third-party, and thus will have to derecognize the capitalized rights. If the Company conclude that it keeps the control of the rights, it will determine their useful life and will amortize them on a straight line basis during this useful life.